SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): June 8, 1998



                             ITHACA INDUSTRIES, INC.
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               (Exact name of registrant as specified in charter)


Delaware                           000-22385                     56-1385842
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(State or other                   (Commission                  (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)


Highway 268 West, P.O. Box 620, Wilkesboro, North Carolina              28697
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        (Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code  (336) 667-5231

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ITEM 5.  OTHER EVENTS

         On June 8, 1998, Ithaca Industries, Inc. issued a press release reporting its results for the fiscal 1999 first quarter ended May 2, 1998.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (C) EXHIBITS


         Exhibit Number            Description
         --------------            -----------
               99                  Press Release of Ithaca Industries, Inc.
                                   dated June 8, 1998.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ITHACA INDUSTRIES, INC.



Date: June 10, 1998                     By: /s/ Richard P. Thrush
                                        -------------------------
                                        Richard P. Thrush
                                        Senior Vice President - Finance
                                        and Administration, Chief Accounting
                                        and Principal Financial Officer

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                                  EXHIBIT INDEX


         Exhibit Number            Description
         --------------            -----------
               99                  Press Release of Ithaca Industries, Inc.
                                   dated June 8, 1998.